Exhibit 99.1

Summary of the 2013 Plan

The material terms of the 2013 Plan, as proposed to be amended, are summarized below.

Summary of the Material Terms of the 2013 Plan

Purpose. We established the 2013 Plan to assist the Company and its affiliates in recruiting and retaining individuals with ability and initiative by enabling such persons to participate in the future success of the Company and its affiliates by aligning their interests with those of the Company and its stockholders. The 2013 Plan is intended to permit the grant of non-qualified stock options (NQSOs or Options), stock appreciation rights, or SARs, Restricted Stock Awards, restricted stock units, or RSUs, Incentive Awards, Stock Based Awards and Dividend Equivalents.

Administration. The 2013 Plan is administered by our Compensation Committee, who has the authority to grant awards to such persons and upon such terms and conditions (not inconsistent with the provisions of the 2013 Plan) as it may consider appropriate. Our Compensation Committee may act through subcommittees or, with respect to awards granted to individuals who are not subject to the reporting and other provisions of Section 16 of the Securities Exchange Act of 1934, as amended, and who are not members of our Board or the Board of Directors of our Affiliates (as defined in the 2013 Plan), delegate to one or more officers all or part of its duties with respect to such awards. Our Compensation Committee may, at its discretion, accelerate the time at which any award may be exercised, become transferable or nonforfeitable or become earned and settled, including without limitation (i) in the event of the participant’s death, disability, retirement or involuntary termination of employment or service (including a voluntary termination of employment or service for good reason) or (ii) in connection with a Change in Control (as defined in the 2013 Plan).

Eligibility. Any of our employees or service providers, employees or service providers of our Affiliates (as defined in the 2013 Plan), and nonemployee members of our Board or of any Board of Directors of our Affiliates is eligible to receive an award under the 2013 Plan.

Director Compensation. Upon joining the Board, our non-employee directors receive restricted stock units with respect to 50,000 shares, vesting ratably one third on the first and two following anniversaries of the date of joining the Board. On the date of each annual stockholder meeting, continuing non-employee directors who have served on the board for at least 1 year, receive RSUs with a value of $50,000 (vesting in three equal annual installments). Each non-employee director is also eligible to receive director fees of $50,000 and an additional $10,000 for service in certain positions on the Board as determined by the Compensation Committee. Exceptions to the foregoing can be made in extraordinary circumstances provided the director receiving additional compensation does not participate in the decision

Authorized Shares. Under the 2013 Plan, we may issue a maximum aggregate of 4,700,000 shares of our common stock (5,600,000 shares of common stock if the stockholders approve the amendment to the 2013 Plan), all of which may be issued pursuant to Options, SARs, Restricted Stock Awards, RSUs, Incentive Awards, Stock-Based Awards or Dividend Equivalents. Each share issued in connection with an award will reduce the number of shares available under the 2013 Plan by one. Except as otherwise provided in the 2013 Plan, (i) any shares of common stock subject to an award granted under the 2013 Plan which terminates by expiration, forfeiture, cancellation or otherwise, which is settled in cash in lieu of common stock or which is exchanged, with the Committee’s permission, for awards granted under the 2013 Plan not involving shares of common stock, and (ii) shares of common stock not issued or delivered as a result of the settlement of an outstanding award granted under the 2013 Plan, including through a cash-settled but not a stock settled SAR shall again be available for awards under the 2013 Plan. Shares under a stock-settled SAR count against the limit based on the full number of shares subject to the SAR multiplied by the percentage of the SAR actually exercised, regardless of the number of shares actually used to settle such SAR upon exercise. Shares delivered (either by actual delivery, attestation, or net exercise) to us by a participant to (i) purchase shares upon the exercise of an award or (ii) satisfy tax withholding obligations with respect to awards (including shares retained from the award creating the tax obligation) are added back to the number of shares available for the future grant of awards, nor are shares repurchased by us on the open market using the proceeds from the exercise of an award.

Written Agreements. All awards granted under the 2013 Plan will be governed by separate written agreements between the participants and us. The written agreements will specify the terms and conditions of the particular awards.

Transferability. Generally, an award is non-transferable except by will or the laws of descent and distribution, and during the lifetime of the participant to whom the award is granted, the award may only be exercised by, or payable to, the participant. However, the Compensation Committee may provide that awards may be transferred by a participant to immediate family members or trust or other entities on behalf of the participant and/or family members. Any such transfer will be permitted only if (i) the participant does not receive any consideration for the transfer and (ii) the Committee expressly approves the transfer. The holder of the transferred award will be bound by the same terms and conditions that governed the award during the period that it was held by the participant, except that such transferee may only transfer the award by will or the laws of descent and distribution.

Maximum Award Period. No award shall be exercisable or become vested or payable more than ten years after the date of grant.

Compliance with Applicable Law. No award shall be exercisable, vested or payable except in compliance with all applicable federal and state laws and regulations (including, without limitation, tax and securities laws), any listing agreement with any stock exchange to which we are a party, and the rules of all domestic stock exchanges on which our shares may be listed.

Payment. The exercise or purchase price of an award, and any taxes required to be withheld with respect to an award, may be paid in cash or, if the written agreement so provides, the Compensation Committee may allow a participant to pay all or part of the exercise or purchase price, and any required withholding taxes, by tendering shares of our common stock, through a broker-assisted cashless exercise, by means of “net exercise” procedure, or any other specified medium of payment.

Stockholder Rights. No participant shall have any rights as our stockholder as a result of issuance of an award until the award is settled by the issuance of common stock (other than a Restricted Stock Award or RSUs for which certain stockholder rights may be granted).

Forfeiture Provisions. Awards do not confer upon any individual any right to continue in our employ or service or in the employ or service of our Affiliates. Except as otherwise specifically provided in an applicable written agreement, all rights to any award that a participant has will be immediately discontinued and forfeited, and the Company shall not have any further obligation hereunder to the participant with respect to any award and the award will not be exercisable (whether or not previously exercisable) or become vested or payable on and after the time the participant is discharged from employment or service with the Company or any affiliate for Cause (as defined in the 2013 Plan).

Types of Awards

Options. Our Compensation Committee determines the eligible individuals to whom grants of Options will be made, the number of shares subject to each option, the exercise price per share, the time or times at which the option may be exercised, whether any performance or other conditions must be satisfied before a participant may exercise an option, the method of payment by the participant, the method of delivery of shares to a participant and all other terms and conditions of the award. However, the exercise price of an Option may not be less than the fair market value of a share of common stock on the date the Option is granted. At the Compensation Committee’s discretion, an Option may be granted with or without a Corresponding SAR.

SARs. A SAR entitles the participant to receive, upon exercise, the excess of the fair market value on that date of each share of common stock subject to the exercised portion of the SAR over the fair market value of each such share on the date of the grant of the SAR. A SAR can be granted alone or in tandem with an Option. A SAR granted in tandem with an Option is called a Corresponding SAR and entitles the participant to exercise the Option or the SAR, at which time the other tandem award expires with respect to the number of shares being exercised. The Compensation Committee is authorized to determine the eligible individuals to whom grants of SARs will be made, the number of shares of common stock covered by the grant, the time or times at which a SAR may be exercised and all other terms and conditions of the SAR.

Restricted Stock Awards and RSUs. A Restricted Stock Award is the grant or sale of shares of common stock, which may be subject to forfeiture for a period of time or subject to certain conditions. An RSU entitles the participant to receive, upon vesting, shares of our common stock. We will deliver to the participant one share of common stock for each RSU that becomes earned and payable. With regard to Restricted Stock Awards, the Compensation Committee is authorized to determine the eligible individuals to whom grants will be made, the number of shares subject to such grants, the purchase price, if any, to be paid for each share subject to the award of restricted stock, the time or times at which the restrictions will terminate, and all other terms and conditions of the restricted stock. With regards to RSUs, the Compensation Committee is authorized to determine the eligible individuals to whom grants will be made, the number of shares subject to such grants and the vesting conditions entitling a participant to settlement of the RSUs.

Incentive Awards. An Incentive Award entitles the participant to receive cash or common stock when certain conditions are met. The Compensation Committee has the authority to determine the eligible individuals to whom grants will be made and all other terms and conditions of the Incentive Award.

Stock-Based Awards. Stock-Based Awards may be denominated or payable in, valued by reference to or otherwise based on shares of common stock, including awards convertible or exchangeable into shares of common stock (or the cash value thereof) and common stock purchase rights and awards valued by reference to the fair market value of our common stock. The Compensation Committee has the authority to determine the eligible individuals to whom grants will be made and all other terms and conditions of Stock-Based Awards. However, the purchase price for the common stock under any Stock-Based Award in the nature of a purchase right (Purchase Right Award) may not be less than the fair market value of a share of common stock as of the date the award is granted. Cash awards, as an element of or supplement to any other award under the 2013 Plan, may also be granted.

Our Compensation Committee is also authorized under the 2013 Plan to grant shares of common stock as a bonus, or to grant shares of common stock or other awards in lieu of any of our obligations or of our affiliates to pay cash or to deliver other property under the 2013 Plan or under any other of our plans or compensatory arrangements or any of our affiliates.

Dividend Equivalents. Our Compensation Committee may also grant Dividend Equivalents under the 2013 Plan. A Dividend Equivalent is an award that entitles the participant to receive cash, shares of our common stock, other awards or other property equal in value to all or a specified portion of dividends paid with respect to shares of our common stock. The Compensation Committee is authorized to determine the eligible individuals to whom grants will be made and all other terms and conditions of the Dividend Equivalents. However, no Dividend Equivalents may be awarded with an Option, SAR or Purchase Right Award.

Material Terms of Performance-Based Compensation

Awards that are paid to our Named Executive Officers are subject to the tax deduction limitations of Section 162(m) of the Code. At the time the 2013 Plan was first adopted, the limitations of Section 162(m) of the Code did not apply to performance-based compensation that met certain requirements, including stockholder approval of the eligibility requirements, business criteria for performance goals and individual award limits. The performance-based compensation exception was removed from Section 162(m) of the Code by the 2017 tax legislation. The related provisions in the 2013 Plan retain some of the prior requirements, while giving additional flexibility in setting and determining performance.

Award Limits. In any consecutive rolling 36-month period, no participant may be granted awards that relate to more than 600,000 shares of our common stock. For these purposes, an Option and its corresponding SAR will be counted as a single award. For any award stated with reference to a specific dollar limit, the maximum amount payable with respect to any consecutive rolling 36-month performance period to any one participant is $2,000,000 (pro-rated up or down for performance periods greater or less than 12 months). Award limits that are expressed as a number of shares are subject to the adjustment provisions of the 2013 Plan as described below.

Performance Criteria. Our Compensation Committee has the discretion to establish objectively determinable performance conditions for when awards will become vested, exercisable and payable. Performance conditions may be based on one or any combination of metrics related to our financial, market or business performance. The form of the performance conditions also may be measured on a company, affiliate, division, business unit or geographic basis, individually, alternatively or in any combination, subset or component thereof. Performance goals may reflect absolute entity performance or a relative comparison of entity performance to the performance of a peer group of entities or other external measure of the selected performance conditions. Profits, earnings and revenues used for any performance condition measurement may exclude any extraordinary or nonrecurring items. The performance conditions may, but need not, be based upon an increase or positive result under the aforementioned business criteria and could include, for example and not by way of limitation, maintaining the status quo or limiting the economic losses (measured, in each case, by reference to the specific business criteria). An award that is intended to become exercisable, vested or payable on the achievement of performance conditions means that the award will not become exercisable, vested or payable solely on mere continued employment or service. However, such an award, in addition to performance conditions, may be subject to continued employment or service by the participant. The 2013 Plan contains specific performance conditions that could be used for awards that were intended to qualify for the “qualified performance-based compensation” exception to Section 162(m) of the Code. Because the 162(m) exemption recently was repealed, our Compensation Committee may grant an award that is subject to the achievement or satisfaction of performance conditions that are not set forth in the 2013 Plan.

Our Compensation Committee has the discretion to select one or more periods of time over which the attainment of one or more of the foregoing performance conditions will be measured for the purpose of determining when an award will become vested, exercisable or payable. The Compensation Committee has the authority to adjust goals and awards in the manner set forth in the 2013 Plan.

Change in Control. In the event of a “Change in Control” (as defined in the 2013 Plan) and, with respect to awards that are subject to Section 409A of the Internal Revenue Code of 1986, as amended, or the Code, and such awards, 409A Awards, only to the extent permitted by Section 409A of the Code, our Compensation Committee in its discretion may, on a participant-by-participant basis (subject to the terms of any employment agreement providing vesting in connection with certain cessations of employment):

1.

Declare that some or all outstanding Options, SARs and Purchase Right Awards previously granted under the Plan will terminate if not exercised by the Change in Control date (treating awards not yet exercisable as though they were exercisable), provided that seven days’ advance notice has been given;

2.

Cash out some or all outstanding Options, SARs and Purchase Right Awards based on the excess of the deal price over the purchase price or Initial Value, as applicable (and providing that awards in which the purchase price or Initial Value exceeds the deal price will be canceled without payment);

3.

Terminate on the Change in Control outstanding Restricted Stock Awards, Restricted Stock Units, Incentive Awards, any Other Stock-Based Awards that are not Purchase Rights, and Dividend Equivalents previously granted under the Plan that will become nonforfeitable and transferable or earned and payable as of the Change in Control, including pursuant to the final paragraph of this Section 14.05 (or that previously became nonforfeitable and transferable or earned and payable but have not yet been settled as of the Change in Control) in exchange for a payment equal to the excess of the Fair Market Value of the shares of Common Stock subject to such awards, or the amount of cash payable under the awards, over any unpaid purchase price, if any, for such awards; or

4.

Take such other actions as the Committee determines to be reasonable under the circumstances to permit the participant to realize the value of the outstanding awards, including causing them to be continued, assumed, or substituted by the Company or a successor employer or its parent or subsidiary in connection with the Change in Control. The payments described above may be made in any manner the Committee determines, including in cash, stock or other property.

Actions need not be uniform with respect to all outstanding awards or participants. However, outstanding awards shall not be terminated to the extent that written provision is made for their continuance, assumption or substitution by the Company or a successor employer or its parent or subsidiary in connection with the Change in Control except as otherwise provided in the applicable Agreement.

Notwithstanding the preceding paragraph, except to the extent the Committee may otherwise provide in an applicable agreement (or as provided under the terms of an employment agreement providing vesting in connection with certain cessations of employment), each participant's outstanding awards will become fully exercisable, nonforfeitable and transferable or earned and payable (i) on the Change in Control or immediately before the date the awards will be terminated in connection with the Change in Control, as described above, for awards that are not continued, assumed or substituted by the Company or a successor employer or its parent or subsidiary in connection with the Change in Control or (ii) upon the participant’s death, disability or involuntary termination of employment or service (including a voluntary termination of employment or service for Good Reason but not a termination for Cause) within the twenty-four (24) month period after the Change in Control, for awards that are continued, assumed or substituted by the Company or a successor employer or its parent or subsidiary in connection with the Change in Control, except as described in the following sentence.

Unless the Board or the Committee determines to increase the level of vesting or exercisability, outstanding awards that were to become exercisable, nonforfeitable and transferable, or earned and payable, based on achievement of objectively determinable performance conditions shall only become exercisable, nonforfeitable and transferable, or earned and payable as described in the preceding sentence as follows: (a) if at such time more than fifty percent (50%) of the relevant performance period (or, if less, at least two years) is completed, then the awards will become exercisable, nonforfeitable and transferable, or earned and payable, as described above, (i) based upon achievement of performance to date (calculated against pro rata performance targets) to the extent that achievement of performance to date is reasonably measurable or (ii) assuming achievement of performance at one hundred percent (100%) of target to the extent that achievement of performance to date is not reasonably measurable, and (b) if at that time fifty percent (50%) or less of the relevant performance period (or less than two years) is completed, then the awards will become exercisable, nonforfeitable and transferable, or earned and payable, as described above, assuming achievement of performance conditions at fifty percent (50%) of target (regardless of performance to date).

Amendment and Termination. The 2013 Plan expires 10 years after its amendment date, unless terminated earlier by our Board. Any award that is outstanding as of the date the 2013 Plan expires will continue in force according to the terms set out in the award agreement. Our Board may terminate, amend or modify the 2013 Plan at any time. However, stockholder approval may be required for certain types of amendments under applicable law or regulatory authority.

An amendment will be contingent on approval of our stockholders, to the extent required by law, by the rules of any stock exchange on which our securities are then traded.

Material U.S. Federal Income Tax Consequences of Awards under the 2013 Plan

The following discussion summarizes the principal federal income tax consequences associated with awards under the 2013 Plan. The discussion is based on laws, regulations, rulings and court decisions currently in effect, all of which are subject to change.

NQSOs. A participant will not recognize any taxable income on the grant of a NQSO. On the exercise of a NQSO, the participant will recognize as ordinary income the excess of the fair market value of the common stock acquired over the exercise price. A participant’s tax basis in the common stock is the amount paid plus any amounts included in income on exercise. Special rules apply if a participant pays the exercise price by delivery of common stock. The exercise of a NQSO generally will entitle us to claim a federal income tax deduction equal to the amount of ordinary income the participant recognizes.

SARs. A participant will not recognize any taxable income at the time SARs are granted. The participant at the time of receipt will recognize as ordinary income the amount of cash and the fair market value of the common stock that he or she receives. We generally will be entitled to a federal income tax deduction equal to the amount of ordinary income the participant recognizes.

Restricted Stock Awards and RSUs. With regard to Restricted Stock Awards, a participant will recognize ordinary income on account of a Restricted Stock Award on the first day that the shares are either transferable or not subject to a substantial risk of forfeiture. The ordinary income recognized will equal the excess of the fair market value of the common stock on such date over the price, if any, paid for the stock. However, even if the shares under a Restricted Stock Award are both nontransferable and subject to a substantial risk of forfeiture, the participant may make a special “83(b) election” to recognize income, and have his or her tax consequences determined, as of the date the Restricted Stock Award is made. The participant’s tax basis in the shares received will equal the income recognized plus the price, if any, paid for the Restricted Stock Award. We generally will be entitled to a federal income tax deduction equal to the ordinary income the participant recognizes. With regard to RSUs, the participant will not recognize any taxable income at the time RSUs are granted. When the terms and conditions to which the RSUs are subject have been satisfied and the RSUs are paid, the participant will recognize as ordinary income the fair market value of the common stock he or she receives. We generally will be entitled to a federal income tax deduction equal to the ordinary income the participant recognizes.

Incentive Awards. A participant will not recognize any taxable income at the time an Incentive Award is granted. When the terms and conditions to which an Incentive Award is subject have been satisfied and the award is paid, the participant will recognize as ordinary income the amount of cash and the fair market value of the common stock he or she receives. We generally will be entitled to a federal income tax deduction equal to the amount of ordinary income the participant recognizes, subject to the deduction conditions and limits applicable under Section 162(m) of the Code.

Stock-Based Awards. A participant will recognize ordinary income on receipt of cash or shares of common stock paid with respect to a Stock-Based Award. We generally will be entitled to a federal income tax deduction equal to the amount of ordinary income the participant recognizes.

Dividend Equivalents. A participant will recognize as ordinary income the amount of cash and the fair market value of any common stock he or she receives on payment of the Dividend Equivalents. To the extent the Dividend Equivalents are paid in the form of other awards, the participant will recognize income as otherwise described herein.

Limitation on Deductions. Section 162(m) of the Internal Revenue Code generally precludes a tax deduction by any publicly-held company for compensation paid to any “covered employee” to the extent the compensation paid to such covered employee exceeds $1 million during any taxable year of the company. We consider the impact of Section 162(m) when developing and implementing our executive compensation programs. We believe that it is important to preserve flexibility in administering compensation programs in a manner designed to promote varying corporate goals.

Compensation to certain employees resulting from vesting of awards in connection with a change in control or termination following a change in control also may be non-deductible under Internal Revenue Code Sections 4999 and 280G.

Other Tax Rules. The 2013 Plan is designed to enable our Compensation Committee to structure awards that will not be subject to Section 409A of the Code, which imposes certain restrictions and requirements on deferred compensation. However, our Compensation Committee may grant awards that are subject to and compliant with Section 409A of the Code.

New Plan Benefits

Future benefits that will be awarded or paid under the 2013 Plan are not currently determinable. Awards granted under the 2013 Plan are within the discretion of the Compensation Committee, and future awards and the individuals who may receive them have not been determined. The following table sets forth the number of stock options and restricted stock awards that have been granted under the 2013 Plan to our Named Executive Officers and the other individuals and groups indicated, as of the record date, January 18, 2019. The closing price of our common stock on such date was $3.25.